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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  _____________

                                    FORM 8-K
                                  _____________


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported: May 10, 2005





                   NORTH AMERICAN GALVANIZING & COATINGS, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


         DELAWARE                    1-3920                      71-0268502
----------------------------      -----------                  -------------
(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)            File Number)               Identification No.)


    2250 EAST 73RD STREET, TULSA, OKLAHOMA                       74136-6832
   ----------------------------------------                      ----------
   (Address of principal executive offices)                      (Zip Code)


(Registrant's telephone number, including area code):          (918) 494-0964


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)





     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 7.01    REGULATON FD DISCLOSURE

On May 10, 2005, North American Galvanizing & Coatings, Inc. issued a press release in the form attached as Exhibit 99.1, which is incorporated herein by reference. The furnishing of this information shall not be deemed an admission as to the materiality of the information included in this Current Report. This information is not filed but is furnished pursuant to Regulation FD.

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SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






Date:  May 18, 2005              NORTH AMERICAN GALVANIZING & COATINGS, INC.




                                 By: /s/ Paul R. Chastain
                                     ------------------------------------------
                                     Paul R. Chastain
                                     Vice President and Chief Financial Officer
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                                  EXHIBIT INDEX








EXHIBIT NO.        DESCRIPTION
-----------        -----------

99.1 Press release, dated May 10, 2005, of North American Galvanizing & Coatings, Inc.